______________________________________________________________________________







                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-5 Indenture dated as of April 30, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-5)

                                IMH Assets Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       CALIFORNIA                  333-103591                   33-0705301
       ----------                  ----------                   ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


1401 Dove Street
Newport Beach, California                                            92660
-------------------------                                            -----
(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

 ______________________________________________________________________________

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     3.1 Amended and Restated Trust Agreement, dated as of April 30, 2003, among IMH Assets Corp., as Depositor, Wilmington Trust
                                             Company, as Owner Trustee and
                                             Deutsche Bank National Trust
                                             Company, as Certificate Registrar
                                             and Certificate Paying Agent,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2003-5.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     4.1 Indenture dated as of April 30, 2003, between Impac CMB Trust
                                             Series 2003-5 as Issuer and
                                             Deutsche Bank National Trust
                                             Company, as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2003-5.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     99.1 Servicing Agreement, dated as of April 30, 2003, between Impac
                                             Funding Corporation, as Master
                                             Servicer, Impac CMB Trust Series
                                             2003-5, as Issuer and Deutsche Bank
                                             National Trust Company, as
                                             Indenture Trustee, Collateralized
                                             Asset-Backed Bonds, Series 2003-5.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMH ASSETS CORP.

                                             By:    /s/ Richard J. Johnson
                                                    -----------------------
                                             Name:  Richard J. Johnson
                                             Title: Chief Financial Officer

Dated: May 15, 2003

                                  EXHIBIT INDEX


             Item 601(a) of               Sequentially
Exhibit      Regulation S-K               Numbered
Number       Exhibit No.                  Description                     Page
------       -----------                  -----------                     ----

3.1 Amended and Restated Trust Agreement, dated as of April 30, 2003, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2003-5.

4.1 Indenture dated as of April 30, 2003, between Impac CMB Trust Series 2003-5, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-5.

99.1 Servicing Agreement, dated as of April 30, 2003, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2003-5, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-5.